SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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           PHARMACEUTICAL FORMULATIONS, INC.
(Name of Registrant as Specified in Its Charter)

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PHARMACEUTICAL FORMULATIONS, INC.
460 Plainfield Avenue
Edison, New Jersey 08818

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 16, 2004

To Our Stockholders:

           You are cordially invited to attend our 2004 Annual Meeting of Stockholders. It will be held at our offices in Edison, 460 Plainfield Avenue, Edison, New Jersey on June 16, 2004, at 1:00 p.m. local time. The following items of business will be discussed and voted on at the meeting:

1.	The election of seven members to the Board of Directors for a term of one year to serve until their respective successors are elected and qualified;

2.	The approval of the 2004 Stock Option Plan;

3.	The ratification of the selection of Grant Thornton, LLP as our independent auditors for the fiscal year ending January 1, 2005; and

4.	The transaction of such other business as may properly come before the meeting or any adjournments thereof.

           Only stockholders of record at the close of business on May 14, 2004 are entitled to notice of the meeting and to vote at the meeting or any adjournments.

           A proxy statement and proxy are enclosed. You are urged to sign, date and return the proxy promptly in the enclosed addressed envelope. If you attend the meeting in person, you may withdraw your proxy and vote your shares. We have also enclosed our Annual Report for the fiscal year ended January 3, 2004.

Dolores Scotto, Secretary

Edison, New Jersey
May 21, 2004

PROXY STATEMENT

PHARMACEUTICAL FORMULATIONS, INC.
460 Plainfield Avenue
Edison, New Jersey 08818

Purpose

           The 2004 Annual Meeting of Pharmaceutical Formulations, Inc. will be held on Wednesday, June 16, 2004, for the purposes and at the time and location set forth in the attached notice of annual meeting. The accompanying form of proxy is solicited on behalf of the Board of Directors of the Company in connection with the Annual Meeting or any postponement or adjournment of the meeting.

Who Can Vote

           You are entitled to vote at the Annual Meeting or any adjournment if you were a holder of record of Pharmaceutical Formulations, Inc. common shares at the close of business on May 14, 2004, the record date for the Annual Meeting. Your shares can be voted only if you or a person holding your proxy is present at the meeting.

Shares Outstanding

           The only securities entitled to vote at the Annual Meeting are our common shares, $.08 par value per share. On May 14, 2004, there were 85,955,787 common shares outstanding. To our knowledge, no person owned beneficially more than 5% of the outstanding common shares except as otherwise noted on page 16.

Voting of Shares

           Each share represented at the Annual Meeting is entitled to one vote on each matter properly brought before the meeting. You may vote in person or by proxy. There are no cumulative voting rights.

Voting by Proxy

           If you hold your shares in your own name as a holder of record, you may instruct the proxies how to vote your shares by signing, dating and mailing the proxy card in the postage-paid envelope that we have provided to you. Of course, you can always come to the meeting and vote your shares in person. If you sign and return a proxy/voting instruction card without giving specific voting instructions, your shares will be voted as recommended by our Board of Directors.

           If you do not wish to have our proxies vote your shares, you may designate one or more persons to act as your proxy instead of those persons designated on the proxy card. To give another person authority, strike out the name or names appearing on the enclosed proxy card, insert the name or names of another person or persons and deliver the signed card to such person or persons. The persons designated by you must present the signed proxy card at the meeting in order for your shares to be voted.

           If shares are held through a broker, nominee, fiduciary or other custodian, you must provide voting instructions to the record holder in accordance with the record holder's requirements in order to ensure the shares are properly voted. Under the rules of the New York Stock Exchange, member brokers who do not receive instructions from beneficial owners will be allowed to vote on the election of Directors and on the ratification of auditors but not on the approval of the 2004 Stock Option Plan. If you want your shares to be voted on this issue, you must instruct your broker if your shares are held in street name.

Mailing Date

           This proxy statement, the accompanying form of proxy and the notice of Annual Meeting are being sent or given to you and the other stockholders of the Company on or about May 21, 2004.

Required Votes

           A quorum is representation in person or by proxy at the Annual Meeting of at least one-third of our outstanding shares. Under the Delaware General Corporation Law, any corporate action, other than the election of directors, must be authorized by a majority of the votes cast, except as otherwise required by such law or our Certificate of Incorporation with respect to a specific proposal, and the seven nominees for the seven directorships being voted on receiving the highest number of votes will be elected as directors.

           ICC Industries Inc. (ICC), an affiliate of ours with an address of 460 Park Avenue, New York, NY, owns 74,488,835 shares (approximately 87.3% of the total number of shares outstanding). Accordingly, ICC can appoint the entire board of directors, approve the 2004 Stock Option Plan, ratify the selection of Grant Thornton, LLP to audit our financial statements, and generally take any action upon which the stockholders are requested to vote. ICC has indicated that it intends to approve all proposals set forth in this Proxy Statement and vote in favor of the election of all nominated directors.

Tabulation of Votes

           Abstentions will be treated as votes cast on a particular matter as well as shares present and represented for purposes of establishing a quorum, with the result that an abstention has the same effect as a negative vote. Where nominee record holders do not vote on specific issues because they did not receive specific instructions on such issues from the beneficial owners (so called "broker non-votes"), such non-voted shares will not be treated as votes cast on a particular matter, and will therefore have no effect on the vote. Such shares will, however, be counted as "present" for determining a quorum.

           In situations where the approval of a specified percentage of our outstanding shares is required for passage of a proposal (which is not the case this year with regard to any of our ballot issues), an abstention or a broker non-vote will have the same practical effect as a vote cast against the proposal.

Revocation of Proxy

           To revoke your proxy instructions, you must advise PFI's Secretary in writing before your shares have been voted by the proxies at the meeting, deliver later proxy instructions, or attend the meeting and vote your shares in person. Unless you decide to attend the meeting and vote your shares in person after you have submitted voting instructions to the proxies, you should revoke or amend your prior instructions in writing. This will help to ensure that your shares are voted the way you have finally determined you wish them to be voted.

Stockholders List

           A list of our stockholders will be available for inspection for any purpose germane to the meeting during normal business hours at our offices at least ten days prior to the Annual Meeting.

Your vote is important. Please sign, date and return your proxy card so that a quorum may be represented at the meeting.

CHANGE IN FISCAL YEAR

           During December 2002, we changed our fiscal year-end from the 52-53 week period which ends on the Saturday closest to June 30 to the 52-53 week period which ends on the Saturday closest to December 31. Our just-completed 2003 fiscal year was the 53 week period which ended on January 3, 2004. For fiscal years prior to this period, our fiscal year ended on the Saturday closest to June 30 of each year. The two such periods referred to in this proxy statement are fiscal 2002, which ended June 29, 2002, and fiscal 2001, which ended June 30, 2001. The period between our fiscal year ended June 29, 2002 and our fiscal year which commenced December 29, 2002 is sometimes referred to as Transition 2002. Our next fiscal year will be the 52 week period which ends January 1, 2005. We sometimes refer to such period as fiscal 2004.

PROPOSAL NO.1

ELECTION OF DIRECTORS

           Each nominee to the Board of Directors will serve until the next Annual Meeting of Stockholders, or until his earlier resignation, removal from office, death or incapacity. The Board of Directors of the Company currently is set at seven members. According to our By-Laws and the Certificate of Incorporation, the size of the Board is set by action of a majority of the whole Board of Directors. ICC has advised us that it plans to nominate members to the Board of Directors from time to time, in accordance with the laws of the State of Delaware and our By-Laws. Nominees to the Board of Directors can be effectively chosen by ICC, as majority stockholder.

           Unless otherwise specified, the enclosed proxy will be voted in favor of the election of Balram Advani, Frank X. Buhler, Ray W. Cheesman, James C. Ingram, Steve Jacoff , John L. Oram and Michael A. Zeher (or for substitute nominees in the event of contingencies not known at present). Information is furnished below with respect to all nominees.

           Each of the nominees named below has served as a director during fiscal 2003, which ended on January 3, 2004. Information with respect to the principal occupation or employment of each nominee, the name and principal business of the corporation or other organization in which such person's occupation or employment is carried on and other affiliations and business experience during the past five years has been furnished to us by the nominee.

           The Board of Directors unanimously recommends that the stockholders vote FOR the election as directors of the nominees listed below. If one or more of the nominees should become unavailable or unable to serve at the time of the Annual Meeting, the shares to be voted for such nominee or nominees which are represented by proxies will be voted for any substitute nominee or nominees designated by the Board or, if none, the size of the Board will be reduced within legal limits. The Board knows of no reason why any of the nominees will be unavailable or unable to serve at the time of the Annual Meeting.

•	BALRAM ADVANI, age 60, has been President of ADH Health Products, Inc. which specializes in custom formulations and contract manufacturing of dietary supplements and nutritional products, since 1976. He was elected a director in October 2001.

•	RAY W. CHEESMAN, age 73, has been a director since July 1993, and was a consultant to KPMG Peat Marwick LLP, an international accounting firm from 1987 through June 1996. Prior thereto, Mr. Cheesman was a partner in such firm. Mr. Cheesman is a licensed Certified Public Accountant.

•	FRANK X. BUHLER, age 76, was President of Konsyl Pharmaceuticals, Inc. from 1983 to 2003. He was elected a director in June 2003.

•	JAMES C. INGRAM, age 63, has been a director since October 2000 and our Chairman and Chief Executive Officer since August 2003. Prior thereto, he was our President and Chief Operating Officer. Prior to joining us, he was Vice President of K.S.H. Corporation from 1986-1989, Vice President of Goodson Polymer Corp. from 1989-1991 and Executive Vice President of Primex Plastics Corp., a subsidiary of ICC, from 1991 to 1996.

•	STEVE JACOFF, age 70, was the founder and is the President of Staff Medical Supply Inc., which is a professional pharmacy and medical supply company, since 1957; he established and operated Prescription Pharmacy Group and Prescription Centers Inc., which consisted of nine pharmacies, from 1964 until 1988. He was elected a director in October 2001.

•	JOHN L. ORAM, age 59, has been a director since July 1993 and was Chairman and Chief Executive Officer from December 1995 until August 2003. Mr. Oram has been President and Chief Operating Officer of ICC since 1987. ICC, an affiliate of the Company, is a major international manufacturer and marketer of chemical, plastic and pharmaceutical products. From 1980 to 2003, Mr. Oram was a director of Electrochemical Industries (1952) Ltd. ("EIL"), an Israeli subsidiary of ICC listed on the Tel-Aviv Stock Exchange engaged in the manufacture and distribution of chemical products. From 1996, Mr. Oram has been a director of Frutarom Industries Limited, a company spun-off from EIL and listed on the Tel-Aviv Stock Exchange engaged in the flavor and fragrance industry.

•	MICHAEL A. ZEHER, age 57, has been a director and President and Chief Operating Officer since August 2003. Prior to joining PFI, from 1994 to 2002, he was President and Chief Executive Officer of Lander Co., Inc., an international manufacturer and marketer of private label and branded health and beauty care products. From 1972 to 1994, Mr. Zeher was employed by Johnson & Johnson in various sales and marketing positions, most recently as VP of Business Development for the Consumer Sector. Since 2001, he has been a Director of Matrixx Initiatives, Inc., which is engaged in the development, manufacture and marketing of over-the-counter (OTC) pharmaceuticals. Effective 2004, Mr. Zeher is a Director of the Consumer Health Care Products Association, a member-based association representing the leading manufacturers and distributors of nonprescription, over-the-counter (OTC) medicines.

Independence of Directors

           The Company's common stock is not currently quoted on the Nasdaq Stock Market or listed on any national stock exchange. Accordingly, the Company is not subject to the standards imposed by self-regulatory agencies such as the New York Stock Exchange or Nasdaq regarding independence of directors. Furthermore, were it to be subject to such rules, as a "controlled company," the Company would be exempt from the requirements (a) that listed companies have a majority of independent directors and (b) that the members of the Compensation Committee and the Nominating and Corporate Governance Committee be composed entirely of independent directors. A "controlled company" is defined by Nasdaq and the New York Stock Exchange as a company of which more than 50% of the voting power is held by an individual, group or other company. If its stock were listed or quoted, the Company would be a "controlled company" in that more than 50% of its voting stock is owned by ICC. Nevertheless, in the judgment of the Board of Directors, each of the following directors of the Company meets the standards of independence required by Nasdaq: Balram Advani, Ray Cheesman and Steve Jacoff.

Stockholder Communications with Directors

           Stockholders of the Company who wish to communicate with the Board or any individual Director can write to Pharmaceutical Formulations, Inc. Attention: Dolores Scoto, P.O. Box 1904, 460 Plainfield Avenue, Edison, NJ 08818-1904. Your letter should indicate that you are a stockholder of the Company. Depending on the subject matter of your inquiry, management will either forward the communication to the Director or Directors to whom it is addressed; attempt to handle the inquiry directly, as might be the case if you request information about the Company or it is a stockholder related matter; or not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.

           At each Board meeting, a member of management will present a summary of all communications received since the last meeting that were not forwarded and make those communications available to any requesting Director.

Director Attendance at Annual Meetings

           The Company encourages each Director to attend its annual stockholders meeting, unless he or she has a valid excuse such as illness or a conflict in schedules. Last year five of the then-six Directors attended the annual stockholders meeting.

Code of Ethics

           The Company is in the process of preparing a Corporate Ethics Policy that will apply to all employees of the Company including the Company's Chief Executive Officer, Chief Financial Officer and Controller, its principal accounting officer. The policy is being designed to deter wrongdoing and to promote honest and ethical conduct, compliance with applicable laws and regulations, full and accurate disclosure of information requiring public disclosure and the prompt reporting of policy violations. It is expected that the policy will be adopted later this year, at which time it will be filed with the SEC under cover of a Form 8-K and will be available from the Corporate Secretary.

Compensation of Directors; Board Meetings

           Members of the Board of Directors who are not employees of the Company or representatives of ICC were compensated in the year ended January 3, 2004 based on an annual rate of $5,000, plus $500 for each meeting attended and are reimbursed for actual expenses incurred in connection with their attendance at Board and Committee meetings. In addition, each Director who is not an employee of the Company or a representative of ICC receives stock options on 10,000 shares and stock grants of 5,000 shares in each of their first three years on the Board. Certain members have also be paid for special projects undertaken on our behalf.

           At the board meeting held on February 18, 2004, it was agreed that John Oram, former Chairman and Chief Executive Officer of the Company and President and Chief Operating Officer of ICC who previously was not paid any compensation for his directorship, would henceforth be paid as an outside Director for fees and share participation.

           Our Board of Directors met six times during the year ended January 3, 2004. All of the directors attended at least 75% of the meetings of the Board and committees of which they are members in such year.

Board Committees

           The Board of Directors has an Audit Committee, Executive Compensation Committee and Nominating and Corporate Governance Committee.

           Audit Committee. The members of the Audit Committee are Ray W. Cheesman and Steve Jacoff. The Audit Committee is appointed by the Board of Directors to assist the Board in monitoring (i) the Company's accounting and financial reporting principles and policies, (ii) the Company's financial statements and independent audit of such statements, (c) the qualifications, independence and performance of the Company's independent auditor and (d) the Company's internal controls and procedures. It is the Audit Committee's responsibility to retain or terminate the external auditors and to prepare the Audit Committee report that the Securities and Exchange Commission requires to be included in the Company's annual proxy statement (see "Report of the Audit Committee" below). The Audit Committee reviews the findings and reports of the external auditors and makes recommendations relating to the accounting controls, audit and financial statements of the Company. The Audit Committee also meets with the Company's external auditors at least quarterly to review the scope and results of the annual audit and review of the first three quarterly financial results, and receive and consider the auditors' comments and recommendations as to internal controls, accounting staff, management performance and procedures performed and results obtained in connection with the audit. The Audit Committee is also charged with establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by the Company's employees of concerns regarding questionable accounting or auditing matters. The Audit Committee met three times in the year ended January 3, 2004.

           As the Company's stock is not quoted on the Nasdaq Stock Market or listed on any exchange, it is not obligated to meet the standards for audit committees required by such self regulatory organizations but the Board of Directors adopted a charter for the Audit Committee on May 20, 2004 which is intended to conform to the Nasdaq rules; a copy of the charter is attached to this proxy statement as Annex I and a copy was also filed with the SEC under cover of a Form 8-K dated May 20, 2004. The rules of the Securities and Exchange Commission require that the Company attach a copy of such charter to the proxy statement at least once every three years and every time it is amended. In the judgment of the Board of Directors, Messrs. Cheesman and Jacoff meet the standards for independence as defined in Rule 4200(a)(15) of the listing standards of Nasdaq. In addition, the Board of Directors has determined that Mr. Cheesman is an "audit committee financial expert" as defined by regulations of the Securities and Exchange Commission.

           Executive Compensation Committee. The members of the Executive Compensation Committee are currently John L. Oram, Balram Advani and Frank Buhler; until it was reconstituted on February 18, 2004, Messrs. Cheesman and Ingram were members of the Compensation Committee. In the judgment of the Board of Directors, Mr. Advani meets the standards for independence under the rules of Nasdaq; the rules, if applicable to the Company, however, would not require that all members of the Committee be independent due to the controlled company status of the Company. The Committee, as newly reconstituted on February 18, 2004, has responsibility for developing, maintaining and monitoring a compensation policy that creates an appropriate relationship between pay levels and corporate performance to assure that the compensation payable to the Company's elected corporate officers provides overall competitive pay levels, creates proper incentives, rewards superior performance, and is justified by the returns available to stockholders. The Committee also has responsibility for recommending to the Board of Directors compensation and benefit plans. The Committee reviews and approves annually corporate and personal goals and objectives to serve as the basis for the Chief Executive Officer's and Chief Operating Officer's compensation, evaluate the Chief Executive Officer's and Chief Operating Officer's performance in light of those goals and objectives, and give a report to the Board of Directors regarding the Chief Executive Officer's and Chief Operating Officer's compensation based on that evaluation. The Committee reviews and approves the annual compensation for the other elected corporate officers as recommended by the Chief Operating Officer. The Compensation Committee also prepares an annual report on executive compensation for inclusion in the annual proxy statement (see "Compensation Committee Report to Stockholders" below). The Committee met one time in the year ended January 3, 2004.

           The charter for the Executive Compensation Committee, adopted on May 20, 2004, can be obtained by writing to Pharmaceutical Formulations, Inc. Attention: Dolores Scoto, P.O. Box 1904, 460 Plainfield Avenue, Edison, NJ 08818-1904; a copy was also filed with the SEC under cover of a Form 8-K dated May 20, 2004.

           The Executive Compensation Committee also currently serves as the Stock Option Committees under the 1994 and 2004 Stock Option Plan and the Stock Incentive Committee under the 1997 Stock Incentive Plan. Until February 18, 2004, these committees were separately constituted and the members of these committees were Ray W. Cheesman and John L. Oram. The Stock Option Committee makes awards under, prescribes rules for and interprets the provisions of the Company's 1994 and 2004 Stock Option Plans. The Stock Incentive Committee makes awards under, prescribes rules for and interprets the provisions of the Company's 1997 Stock Incentive Plan. These committees met one time during the year ended January 3, 2004.

           Nominating and Corporate Governance Committee. On February 18, 2004, the Board of Directors formed a Nominating and Corporate Governance Committee in order to, among other things (i) identify individuals qualified to become Directors and to recommend to the Board the selection of the Director nominees for the next annual meeting of stockholders; (ii) recommend to the Board the individual Directors to serve on the committees of the Board, and (iii) recommend to the Board corporate governance guidelines and oversee related governance matters. The members of the Nominating and Corporate Governance Committee are John Oram, Ray Cheesman and Steve Jacoff. In the judgment of the Board of Directors, Messrs. Chessman and Jacoff meet the standards for independence under the rules of Nasdaq; the rules, if applicable to the Company, however, would not require that all members of the Committee be independent due to the controlled company status of the Company.

           In nominating candidates to become Board members, the Committee will take into consideration such factors as it deems appropriate, including the experience, skill, integrity and background of the candidates. The Committee may consider candidates proposed by management or stockholders but is not required to do so. The Committee does not have any formal policy with regard to the consideration of any Director candidates recommended by the security holders or any minimum qualifications or specific procedure for identifying and evaluating nominees for Director as the Board does not believe that such a formalistic approach is necessary or appropriate at this time. Stockholders and other Company security holders may propose candidates for Board membership by writing to Pharmaceutical Formulations, Inc. Attention: Dolores Scotto, P.O. Box 1904, 460 Plainfield Avenue, Edison, NJ 08818-1904 so that the nomination is received by the Company 60 days in advance of the anniversary date of the immediately preceding Annual Meeting (or by April 16, 2005 to be considered for the 2005 Annual Meeting).

           The charter for the Nominating and Corporate Governance Committee, adopted on May 20, 2004, can be obtained by writing to Pharmaceutical Formulations, Inc. Attention: Dolores Scoto, P.O. Box 1904, 460 Plainfield Avenue, Edison, NJ 08818-1904; a copy was also filed with the SEC under cover of a Form 8-K dated May 20, 2004.

EXECUTIVE COMPENSATION

Report of the Compensation Committee and Stock Option and Stock Incentive Committees on Compensation of Executive Officers of the Company*

*	This section shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

           Compensation Philosophy. Our philosophy for compensation of executive officers has been to provide reasonably competitive levels of compensation, reward corporate performance and recognize individual initiative and performance in achieving corporate goals. We do not determine compensation based on any specific formulas, targets or weighted criteria.

           Base Salaries. Base compensation for executive officers other than the Chief Executive Officer/Chairman of the Board and the President/Chief Operating Officer is determined by recommendations of the President and approval by the Compensation Committee. The initial base salaries of the Chief Executive Officer/Chairman of the Board and the President/Chief Operating Officer were each set by written agreement at the time that such persons were hired. The Compensation Committee reviews such salaries from time to time.

           Incentive Compensation. Annual incentive compensation is based primarily on corporate operating performance and includes an informal overall assessment by the Committee of each executive officer's role in helping the Company to achieve its goals. The Company has established a bonus pool which consists of 12% of the consolidated pretax income of the Company; distribution of any such pool to executive officers other than the President and the Chairman of the Board is upon recommendation of the President and the Chairman of the Board subject to approval by the Compensation Committee bonuses for the President/Chief Operating Officer and the Chief Executive Officer/Chairman of the Board are set by the Compensation Committee. There was no incentive compensation in the year ended January 3, 2004.

           Stock Options and Stock Grants. In the year ended January 3, 2004, the Stock Option Committee granted stock options and stock grants to certain key employees to provide incentives to encourage future efforts.

           Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction beginning in 1994 to public companies for compensation over $1 million received by a corporation's Chief Executive Officer and four other most highly compensated executive officers if not pursuant to qualifying performance-based plans. None of our executive officer's cash compensation was in excess of $1,000,000 in the year ended January 3, 2004 and, at this time, it is not anticipated that any executive officer will receive any such cash compensation in excess of this limit during the current fiscal year. Therefore, during the year ended January 3, 2004 the Committee did not take any action to comply with such limit.

           Conclusion. The Committee believes the current compensation structure appropriately compensates its officers in a manner that relates to performance and to the stockholders' long-term interests. The Committee will continue to review compensation practices, with respect to both overall arrangements and the compensation of specific officers.

Respectfully submitted,

For the Executive Compensation Committee:

          John L. Oram
          Balram Advani
          Frank Buhler
          Ray W. Cheesman(former member)
          James C. Ingram (former member)

For the Stock Option and Stock
Incentive Committees:

          Ray W. Cheesman
John L. Oram

Compensation Committee Interlocks and Insider Participation

           No member of the Board's Executive Compensation Committee and its previous Stock Option Committee and Stock Incentive Committee is employed by us. James C. Ingram, our Chairman and Chief Executive Officer, was a member of the previously-constituted Compensation Committee until May 20, 2004. Mr. Oram is an employee of our parent, ICC, and Mr. Buhler receives certain compensation pursuant to a consulting agreement. No member of the Board served during the year ended January 3, 2004 as an executive officer of any entity whose compensation committee (or other comparable committee, or the Board, as appropriate) included an executive officer of the Company. There are no "interlocks" as defined by the Securities and Exchange Commission.

Compensation Tables

           This section of the Proxy Statement discloses the year ended January 3, 2004 plan and non-plan compensation awarded or paid to, or earned by, (i) the two persons who were our Chief Executive Officer (CEO) during such fiscal year, and (ii) our four most highly compensated executive officers other than the CEO who were serving as executive officers at January 3, 2004, to the extent that salary and bonuses exceeded $100,000 per annum (together, these six persons are sometimes referred to as the Named Executives).

Summary Compensation Table

           The following table contains compensation data for the Named Executives for fiscal 2003 and the most recent three fiscal years (note: the year with a "T" following it is the six month transition period between two fiscal years):

                       Annual Compensation                                               Long-Term Compensation
------------------------------------------------------------------       ------------------------------------------------
                                                                               Awards                      Payouts
                                                                       ------------------------  ------------------------
                                                           Other       Restricted  Securities                   All
                                                           Annual        Stock     Underlying     LTIP         Other
        Name and                    Salary     Bonus    Compensation     Awards      Options     Payouts    Compensation
   Principal Position     Year        $          $           $             $  (4)       #           $            $
   ------------------     ----      ------     -----    ------------   ----------  ----------    -------    ------------

James Ingram             2003       250,000     ---         7,2001       19,500        ---         ---          ---
  Chairman, CEO3         2002 T     125,000     ---         3,6001        6,000      400,000       ---          ---
                         2002       244,231     ---        31,5352        ---        125,000       ---          ---
                         2001       141,541     ---         ---           ---         75,000       ---          ---

John Oram                2003         ---       ---         ---           ---          ---         ---          ---
  Former Chairman,       2002 T       ---       ---         ---           ---          ---         ---          ---
  and  CEO3              2002         ---       ---         ---           ---          ---         ---          ---
                         2001         ---       ---         ---           ---          ---         ---          ---

Michael Zeher            2003       105,769     ---         3,0461       58,000      250,000       ---          ---
  President and COO3     2002 T       ---       ---         ---           ---          ---         ---          ---
                         2002         ---       ---         ---           ---          ---         ---          ---
                         2001         ---       ---         ---           ---          ---         ---          ---

Anthony Cantaffa         2003       186,146     ---         ---          11,700        ---         ---          ---
  Executive Vice         2002 T      90,000     ---         ---           ---       100,000        ---          ---
  President              2002       174,615     ---         ---           ---        50,000        ---          ---
                         2001       170,000     ---         ---           ---        75,000        ---          ---

Ward Barney              2003       180,000     ---         6,0001        9,750        ---         ---          ---
  Vice President,        2002 T      90,000     ---         6,0001        ---        100,000       ---          ---
  Operations             2002       180,000     ---         6,5201        ---         50,000       ---          ---
                         2001       180,000     ---         6,0001        ---        100,000       ---          ---

Walter Kreil             2003       180,000     ---         ---           9,750        ---         ---          ---
  Vice President,        2002 T      90,000     ---         ---           ---        100,000       ---          ---
  Chief Financial        2002       150,230     ---         ---           ---        100,000       ---          ---
  Officer                2001         ---       ---         ---           ---          ---         ---          ---

____________________

1	Car allowance

2	Car allowance of $6,535 and moving allowance of $25,000

3	Effective in August 2003, Mr. Zeher became the President and Chief Operating Officer; Mr. Ingram, who had been President and Chief Operating Officer, became Chairman of the Board and Chief Executive Officer; and Mr. Oram, who had been Chairman of the Board and Chief Executive Officer, surrendered such positions.

4	Dollar amounts shown equal the number of shares of restricted stock granted multiplied by the stock price on the grant date, which was $.39 per share in the case of Messers. Kriel, Cantaffa, Barney and Ingram, and $.58 per share in the case of Mr. Zeher. The valuation does not take into account the diminution in value attributable to the restrictions applicable to the shares. The number and dollar value of shares of restricted stock held by the named executive officers on January 3, 2004, based on the closing price of our common stock on January 2, 2004 ($.66 per share) were: Mr. Kriel-25,000 shares ($16,500), Mr. Cantaffa-30,000 shares ($19,800), Mr. Barney-25,000 shares ($16,800), Mr. Ingram-100,000 shares ($66,000), and Mr. Zeher-100,000 shares ($66,000). The recipient shall be required to surrender all rights to the shares and the certificates for such shares if he or she leaves the employ of the company prior to January 1, 2004. Dividends are paid on all shares of our restricted stock at the same rate as our unrestricted stock.

Option Grants in the Year Ended January 3, 2004

           The following table contains information concerning the grant of stock options to the Named Executives during the year ended January 3, 2004 (we have no outstanding stock appreciation rights -"SARs"- and granted no SARs during the year ended January 3, 2004):

                                          Individual Grants
                              ------------------------------------------                Potential Realizable Value at
                              Number of       Percent of                                Assumed Annual Rates of Stock
                              Securities    Total Options                               Price Appreciation for Option
                              Underlying      Granted to      Exercise                              Term1
                               Options       Employees in       Price      Expiration   -----------------------------
           Name                Granted       Fiscal Year      ($/Share)2      Date           5%($)           10%($)
           ----               ----------    -------------     ----------   ----------        -----           ------

James Ingram                      ---             ---             ---          ---            ---              ---

John Oram                         ---             ---             ---          ---            ---              ---

Michael Zeher                  250,000            89%           $ .535      Aug, 2008       $170,703        $215,406

Anthony Cantaffa                  ---             ---             ---          ---            ---              ---

Ward Barney                       ---             ---             ---          ---            ---              ---

Walter Kreil                      ---             ---             ---          ---            ---              ---

____________________

1	Executives may not sell or assign any option grants, which have value only to the extent of stock price appreciation, which will benefit all stockholders commensurately. The amounts set forth are based on assumed appreciation rates of 5% and 10% as prescribed by the Securities and Exchange Commission rules and are not intended to forecast future appreciation, if any, of the stock price. We did not use an alternate formula for a grant date valuation as we are not aware of any formula which will determine with reasonable accuracy a present value based on future unknown or volatile factors. Actual gains, if any, on stock option exercises and common stock holdings are dependent on the future performance of the common stock and overall stock market conditions. There can be no assurance that the amounts reflected in this table will be achieved.

2	The exercise price is equal to or higher than the fair market value of our common stock on the date of the grant.

Aggregated Option Exercises and Year-End Option Values
as of and for the Year Ended January 3, 2004

           No options were exercised by any of our Named Executives during the year ended January 3, 2004. The following table sets forth information with respect to the Named Executives concerning unexercised options held at fiscal year-end:

                                                        Number of Unexercised-       Value of Unexercised-In-the-
                                                        Securities Underlying               Money Options
                                                         Options at 01/03/04               at 01/03/04($)1
                                                     ----------------------------   -----------------------------
                            Shares       Realized
                          Acquired on      Value
       Name               Exercise(#)       ($)      Exercisable    Unexercisable   Exercisable    Unexercisable
       ----               -----------    --------    -----------    -------------   -----------    -------------
James Ingram                  ---           ---        600,000           ---          $301,000          ---
John Oram                     ---           ---          ---             ---            ---             ---
Michael Zeher                 ---           ---        250,000           ---          $ 32,500          ---
Anthony Cantaffa              ---           ---        275,000           ---          $127,250          ---
Ward Barney                   ---           ---        300,000           ---          $135,000          ---
Walter Kreil                  ---           ---        200,000           ---          $104,000          ---

____________________

1	Market value of underlying securities at year end, as applicable, minus the exercise price. The high bid and low asked prices on the OTC Bulletin Board on January 3, 2004 were $.66 and $.62 respectively.

Employment Contracts

Employment Agreement with James Ingram

           Mr. Ingram and the Company entered into a simple employment agreement in October 2000 when Mr. Ingram was first hired as President and Chief Operating Officer. That agreement was later amended in May 2001, July 2001, April 2003 and December 2003, the most recent amendment reflecting Mr. Ingram's appointment as Chairman of the Board and Chief Executive Officer. The agreement, as initially written, specified an initial monthly salary of $16,667 and certain standard benefits, as well as certain temporary living accommodations and transportation arrangements and noted an initial grant of options. The 2001 amendment notes a relocation payment and additional stock option grants and stock grants. As most recently amended, Mr. Ingram's duties are agreed to not exceed two weeks of time per month and his salary was reduced to $130,000 per year. Unless terminated earlier or the parties agree to extend, the agreement expires and Mr. Ingram's employment will terminate on March 31, 2006. If his employment is terminated at any time prior to March 31, 2005 by the Company for any reason other than cause (as defined), 12 months' written notice of termination is required. If it is terminated thereafter by the Company other than for cause, termination can only be effective on March 31, 2006.

Employment Agreement with Michael Zeher

           Mr. Zeher and the Company entered into a simple employment agreement in July 2003 when Mr. Zeher was first hired as President and Chief Operating Officer. The agreement specified an initial salary of $250,000 per year, to be reviewed from time to time by the Company, and certain standard benefits including an automobile allowance. It noted an initial grant of 100,000 shares of restricted stock conditioned on remaining an employee until January 2004 and an option of 250,000 shares of stock. The agreement notes his eligibility for a performance bonus as the Board of Directors in its sole discretion may elect to pay based upon the Company's results and its qualitative assessment of the employees contribution to the Company; such grant would be pursuant to the bonus pool discussed in the Compensation Committee Report above. The agreement is terminable by the Company upon six months' notice by the Company or three months' notice by the employee.

Employment Agreement with Ward Barney

           Mr. Barney and the Company entered into a simple employment agreement in May 1999 when Mr. Barney was first hired as Vice President, Operations. The agreement specified an initial salary of $180,000 per year, and certain standard benefits including an automobile allowance. It stated that he will be eligible for participation in the Company's profit sharing program targeted at 15-25% of base salary with the award to be determined at the sole discretion of the Board of Directors based on performance, hire date and the Company's financial performance. It noted an initial grant of 25,000 shares of restricted stock and an option of 50,000 shares of stock. In the event of termination other than for cause (as defined), voluntary resignation, death or long-term disability, Mr. Barney would receive six months salary as a severance benefit.

Change of Control Arrangements

           Options granted under our 1994 and 2004 Stock Option Plans include provisions accelerating the vesting schedule in the case of a defined "Change of Control." A "Change of Control" shall be deemed to have occurred if (i) any person or group of persons acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such person) the beneficial ownership, directly or indirectly, of our securities representing 20% or more of the combined voting power of our then-outstanding securities; (ii) during any period of twelve months, individuals who at the beginning of such period constitute the Board of Directors, and any new director whose election or nomination was approved by the directors in office who either were directors at the beginning of the period or whose election or nomination was previously so approved, cease for any reason to constitute at least a majority thereof; (iii) a person acquires beneficial ownership of our stock that, together with stock held immediately prior to such acquisition by such person, possesses more than 50% of the total fair market value of total voting power of our stock, unless the additional stock is acquired by a person possessing, immediately prior to such acquisition, beneficial ownership of 40% or more of the common stock; or (iv) a person acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such person) assets from us that have a total fair market value equal to or more than one-third of the total fair market value of all of our assets immediately prior to such acquisition. Notwithstanding the foregoing, for purposes of clauses (i) and (ii), a Change of Control will not be deemed to have occurred if the power to control (directly or indirectly) the management and our policies is not transferred from a person to another person; and for purposes of clause (iv), a Change of Control will not be deemed to occur if the assets of the Company are transferred: (A) to a stockholder in exchange for his stock, (B) to an entity in which we have (directly or indirectly) 50% ownership, or (C) to a person that has (directly or indirectly) at least 50% ownership of the Company with respect to its stock outstanding, or to any entity in which such person possesses (directly or indirectly) 50% ownership.

STOCKHOLDER RETURN PERFORMANCE PRESENTATION*

*	This section shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

           Set forth below is a chart and line graph comparing the yearly percentage change in the cumulative total stockholder return (change in year-end stock price plus reinvested dividends) on our common stock with the cumulative total return of the Nasdaq Stock Market Index and the Nasdaq Pharmaceutical Index for the sixty-six months ending on January 3, 2004. The graph and chart assumes that the value of the investment in our common stock and for each index was $100 on June 30, 1998 and reflects reinvestment of dividends and market capitalization weighing. The dollar amounts indicated in the graph and chart are as of June 30th in each year indicated, December 31, 2002 and December 31, 2003.

           Notwithstanding the fact that the companies in the Nasdaq Pharmaceutical Index are primarily major pharmaceutical companies involved primarily in the prescription ethical pharmaceutical business, it is felt that such Nasdaq index provides the most appropriate comparison for us of the available indexes and that there is no appropriate peer group to which we could be adequately compared. Historical stock price performance shown on the graph is not necessarily indicative of the future price performance.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

           The following table shows information, as of May 14, 2004, with respect to the beneficial ownership of common stock by (i) each director, (ii) each Named Executive, (iii) each person or group known to us to own beneficially more than 5% of our outstanding common stock, and (iv) all executive officers and directors as a group (the addresses of all the persons named below is c/o Pharmaceutical Formulations, Inc. 460 Plainfield Avenue, P.O. Box 1904, Edison, NJ 08818 except for ICC Industries Inc., Dr. John J. Farber, and John Oram, whose addresses are 460 Park Avenue, New York, NY 10022).

          Name and Address of            Amount and Nature of     Percentage
          Beneficial Owner               Beneficial Ownership1     of Class
          -------------------            --------------------     ----------

          ICC Industries Inc.                 74,488,835             87.3%
          Dr. John Farber                     74,488,835             87.3%
          John L. Oram                           161,536               *
          James Ingram                           710,0002              *
          Michael Zeher                          250,0002              *
          Anthony Cantaffa                       345,4552              *
          Ward Barney                            325,0002              *
          Ray W. Cheesman                        280,0002              *
          Walter Kreil                           200,0002              *
          Balram Advani                           45,0002              *
          Frank X. Buhler                         79,6002              *
          Steve Jacoff                            45,0002              *
          Executive Officers and Directors
          as a Group (10 persons)              2,441,591              2.9%

*	Less than 1%.

1	Unless it is stated otherwise in any of the following notes, each holder owns the reported shares directly and has sole voting and investment power with respect to such shares. The number of shares beneficially owned by a person also includes all shares which can be acquired by such person within 60 days, including by way of exercise of outstanding options or the conversion of convertible securities which are, or during such 60-day period, become exercisable or convertible.

2	Includes shares of common stock subject to stock options exercisable as of January 3, 2004 or within 60 days thereof as follows: Mr. Ingram 600,000; Mr. Zeher 250,000; Mr. Cantaffa 275,000; Mr. Barney 300,000; Mr. Cheesman 75,000; Mr. Kreil 200,000; Mr. Advani 30,000; Mr. Buhler 10,000; Mr. Jacoff 10,000; and all executive officers and directors as a group; 2,233,000.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

           Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and any exchange on which our securities may be traded. Executive officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

           Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons that no Forms 5 were required for those persons, we believe that all such filing requirements for the year ended January 3, 2004 were complied with.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain Relationships with ICC Industries Inc.

           ICC Industries Inc. is our largest stockholder, currently holding 74,488,835 shares (87.3%) of our outstanding stock. Since we first entered into a relationship with ICC in 1991, we have engaged in various transactions with ICC.

           Tax Sharing Agreement - Since December 21,2001 when ICC's ownership of our stock reached 87%, we have filed a consolidated Federal income tax return with ICC, and will continue to do so so long as ICC continues to own more than 80% of our common stock. As a result, we have entered into a tax sharing agreement whereby we will be credited for the cash savings generated by ICC's utilization of our current tax losses or utilization of tax loss carryforwards. Such compensation shall be as an offset against amounts due to ICC from PFI.

           Purchase of Raw Materials - We purchased $7,511,000 of raw materials from ICC in fiscal 2003, $3,508,000 in the six months ended December 28, 2002, $1,438,000 in fiscal 2002, and $2,163,000 in fiscal 2001. We have purchased from ICC, and will likely in the future continue to purchase from ICC, to use its buying power to obtain more favorable price treatment. These purchases have been at ICC's cost plus a small markup; we believe that the price we pay ICC is less than what we would have to pay if we purchased the items directly from other vendors.

           Stockholder Loans - On September 27, 2003 the Company modified its term loan and security agreement with ICC. The modification consisted of a reduction in the interest rate from prime + 1% to prime. The loan principal under this agreement was $21,289,000 as of September 27, 2003. On March 31, 2004 the company further modified its term loan and security agreement with ICC. The loan principal under this modification was increased to $21,989,000. Principal payments are due commencing in July 2004 at $275,000 per month and in increasing amounts thereafter with a final payment of $18,139,000 in July 2005. Interest is payable monthly at the prime rate (4% at January 3, 2004). The loan is secured by a secondary security interest in all of our assets.

           On May 15, 2003, in connection with the acquisition of Konsyl Pharmaceuticals, Inc., the Company borrowed $500,000 from Brown Brothers, through ICC. Principal payments to Brown Brothers began on July 1, 2003 at $10,000 per month with a final payment of $320,000 in January 2005. Interest is payable monthly at 4.5%. The current portion of this obligation is included in due to ICC on the balance sheet.

           Support - ICC has committed to provide us with the necessary financing through March 31, 2005.

           As of February 29, 2004, we owed ICC $32,500,000, including loans and accounts payable.

Rights Offering

           In May 2002, we began a rights offering to all stockholders other than ICC. The offering was made to PFI's stockholders of record as of the close of business on May 7, 2002. The offering was also made to employees who held options on the Company's common stock. An aggregate of 34,467,741 shares of common stock would have been sold if all rights were exercised. The rights offering expired on December 22, 2002. Rights to acquire a total of 18,175 shares were exercised and the shares were issued in February 2003.

Legal Services

           The law firm of Stroock & Stroock & Lavan LLP has performed legal services for the Company and, in matters unrelated to us, for ICC.

Agreements with Frank Buhler and Affiliated Entities

           On May 15, 2003 the stock of Konsyl Pharmaceuticals, Inc. was sold by its sole stockholder, Frank Buhler, to the Company for an aggregate purchase price of approximately $9,246,000. A three year consultancy agreement was entered into on April 15, 2003 with Mr.Buhler pursuant to which Mr. Buhler is to provide consulting services for up to 60 business days per year as requested by Konsyl in compensation for which he shalll receive a consulting fee of $60,000 per year. Mr. Buhler granted the Company a five year noncompetition agreement. Pursuant to such consulting agreement, Mr. Buhler received $35,000 in fiscal 2003. A five-year lease was also entered into between ANDA Investments Ltd and Konsyl Pharmaceuticals, Inc. regarding real property in Talbot County, Maryland dated May 15, 2003; Mr. Buhler is the sole owner of ANDA Investments Ltd. Annual base rentals under the lease are $200,000; in fiscal 2003 ANDA Investments received $125,000 in lease payments. As part of the purchase price noted above, warrants were issued by the Company to ANDA Investments, Ltd, Peter Blum and Norman C. Dodson for the right to purchase an aggregate of 1,200,000 shares of common stock of PFI (subject to adjustment) (of which rights to buy 500,000 shares were issued to ANDA Investments Ltd.) at any time between April 15, 2003 and April 15, 2010 at a price of $0.204 per share (subject to adjustment). The Company also agreed to exercise its best efforts to cause Mr. Buhler to be elected to its Board of Directors.

PROPOSAL NO. 2

APPROVAL OF 2004 STOCK OPTION PLAN

           The Company's Board of Directors has unanimously approved a proposal to adopt the Pharmaceutical Formulations, Inc. 2004 Stock Option Plan (the "2004 Plan"). The 2004 Plan was effective upon adoption by the Board on May 20, 2004, subject to stockholder approval. A copy of the 2004 Plan is set forth in Annex II.

           The following is a summary of the principal provisions of the 2004 Plan.

Purpose

           The purpose of the 2004 Plan is to advance the interests of the Company and its stockholders by strengthening the ability of the Company and its subsidiaries to attract and retain persons of ability as key employees, directors and consultants and to motivate such employees, directors and consultants, upon whose judgment, initiative and efforts the financial success and growth of the Company largely depend, to exercise their best efforts on behalf of the Company. The 2004 Plan, if adopted, will replace, effective as of the date of such stockholder approval, the 1994 Stock Option Plan (the "1994 Plan") as to future grants; options previously granted under such plans will continue for the life of such options. The 1994, as currently existing, authorizes the grant of up to 7,500,000 shares of common stock, of which options on 3,136,750 shares had been granted as of May 14, 2004. The Company will not grant any additional options under the 1994 Plan pending the vote at the 2004 Annual Meeting on the 2004 Plan. The options that are granted under the 1994 Plan prior to its termination shall survive the termination of that plan.

Shares Available Under the Plan

           The aggregate number of shares of common stock which may be the subject of options under the 2004 Plan is 5,000,000. Currently, no options have been granted under the 2004 Plan. The maximum number of shares of common stock which may be the subject of options granted to any person during any calendar year can not exceed 300,000. The number of shares eligible for grant under the 2004 Plan, after termination of the 1994 Plan upon adoption of the 2004 Plan, constitutes an increase of approximately 436,750 shares eligible for grant over that currently so eligible.

           If any option under the 2004 Plan shall expire or terminate without having been exercised in full the unpurchased shares subject to such option may again be made subject to options under the plan. Such number of shares is subject to adjustment resulting from stock dividends, split-ups, conversions, exchanges, reclassifications, or other substitutions of securities for the shares of common stock. Shares of common stock delivered under the 2004 Plan will be made available, at the discretion of the Stock Option Committee, either from authorized but unissued shares or from previously issued shares of shares of common stock reacquired by the Company, including shares purchased on the open market.

Administration

           The 2004 Plan is administered by the Stock Option Committee (the "Committee"), which is appointed by the Company's Board of Directors and consists of not less than two members of the Board of Directors whom are "Non-Employee Directors" within the meaning of Rule 16b-3(d)(3) (as it may be amended from time to time) promulgated by the SEC under the Securities Exchange Act and "outside directors" within the meaning of Section 162(m) of the Code. Currently, the Executive Compensation Committee is serving as the Stock Option Committee. Under the 2004 Plan, however, options granted to members of the Board of Directors who are not also employees must be granted by action of the full Board and options granted to consultants can be granted by action of either the Committee or the full Board, as applicable. The Board may remove any member of the Committee at any time, with or without cause. Options are granted in the discretion of the Committee or the Board of Directors. For the balance of this description, references to the Committee shall be deemed to refer to the Board of Directors in the case of options granted by the Board to directors or consultants.

Types of Options to be Granted

           The Committee may grant under the 2004 Plan either incentive stock options within the meaning of Section 422 of the Code ("incentive stock options" or "incentive options") or options which do not satisfy Section 422 ("non-qualified stock options"), or both (see "Federal Income Tax Consequences" below). The 2004 Plan provides that the aggregate fair market value (determined as of the date of grant of an option) of the shares of common stock with respect to which incentive stock options granted to an individual under all incentive stock option plans of the Company are exercisable for the first time by a participant during any calendar year shall not exceed $100,000. Incentive options can be granted only to employees.

Eligibility and Conditions of Grant

           Persons eligible to receive options under the 2004 Plan are such key employees, directors and consultants of the Company and its subsidiaries as the Committee may select in its sole discretion.

           The number of shares to be optioned to any individual under the 2004 Plan and the term, the exercise price and the vesting schedule thereof is determined by the Committee in its sole discretion (based upon the Committee's determination as to the contribution or anticipated contribution of the individual to the success of the Company), but in the case of incentive options the price shall not be less than the fair market value (110% of the fair market value for ten-percent stockholders) of a Common Share on the date such option is granted and the option term must not exceed 10 years (five years in the case of ten-percent stockholders). Options and all rights thereunder are non-transferable and non-assignable by the holder, except to the extent that the estate of a deceased holder of an option may be permitted to exercise such option or as otherwise allowed by the Committee in certain instances.

Exercise of Options

           Options shall be exercisable at such rate and times as are fixed by the Committee for each option. Notwithstanding the foregoing, all or any part of any remaining unexercised options granted to any person under the 2004 Plan may be exercised upon the occurrence of such special circumstances or event as in the opinion of the Committee merits special consideration or, with a few exceptions, if while the holder is employed by, or serving as a director of or consultant to, the Company there occurs the acquisition by a person or entity, or a group of persons or entities acting in conjunction, of 20% or more of the issued and outstanding shares of the Company having ordinary voting power, or a sale, lease, transfer or other disposition of all or substantially all of the assets of the Company, or a merger or consolidation of the Company into or with any other company which results in the acquisition of the Company by a nonaffiliated entity, or any other event which would similarly constitute an acquisition of the Company by a non-affiliated entity.

Payment for and Issuance of Shares

           Payment for the shares purchased pursuant to the exercise of an option shall be made in full at the time of the exercise of the option either (a) in cash (or by check),(b) by delivery of previously-owned shares of shares of common stock which the holder has owned for at least six months (which previously-owned shares shall be valued at their fair market value as of the date of such exercise) or (c) by such other methods as the Committee may permit from time to time. The 2004 Plan contains standard provisions to assure that any exercise of an option or the issuance of shares will comply with applicable securities and income tax withholding laws.

Effect of Termination of Employment

           All or any part of any incentive option, to the extent unexercised, shall terminate upon the cessation or termination of the option holder's employment by the Company as follows: (a) immediately upon termination, if for cause (as determined by the Committee), (b) within one year after termination, if for death or permanent disability or (c) within three months after termination, if for any reason other than termination for cause, death or permanent disability. The Committee may establish other limitations on exerciseability. In addition, in the discretion of the Committee, the exercise period can be extended past the three-month and one-year periods noted above although such options will not longer remain incentive options. In all events, however, unexercised options shall terminate on the expiration date set forth in the applicable option certificate.

Amendment and Termination of the Plan

           The Board of Directors may at any time amend, suspend or discontinue the 2004 Plan except that no amendment to the 2004 Plan can increase the number of shares for which options may be granted under the 2004 Plan or to any individual in any calendar year (except pursuant to the adjustment provisions described above) or change the class of persons to whom options may be granted without stockholder approval, or permit the granting of options after May 19, 2014. In addition, no amendment can alter the terms and conditions of any option granted prior to the amendment, unless the holder consents to such amendment.

Federal Income Tax Consequences

           The following is a summary of certain Federal income tax consequences of participation in the 2004 Plan:

           Tax Consequences of Options. There are no federal income tax consequences to the optionee or the Company upon the grant of an option. Generally, there are no federal income tax consequences to the optionee or the Company upon the exercise of an incentive stock option (except that the exercise may call into play the alternative minimum tax provisions). Upon exercise of an nonqualified stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the fair market value of the stock on the date of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness and the provisions of Section 162(m) of the Code, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee.

           If an optionee holds the stock acquired upon exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date of exercise of the option, any gain or loss on a disposition of such stock will be long-term capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (i) the excess of the stock's fair market value on the date of exercise over the exercise price, or (ii) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year. To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness and the provisions of Section 162(m) of the Code) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

           Upon disposition of the stock acquired upon exercise of an nonqualified stock option, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long-term or short-term, depending on whether the stock was held for more than one year.

           Provisions Relating to Section 162(m) of the Code. As part of the Omnibus Budget Reconciliation Act of 1993, the U.S. Congress amended the Code to add Section 162(m) which denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1 million for a covered employee. It is possible that compensation attributable to awards under the 2004 Plan, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

           Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. The 2004 Plan includes certain provisions that are applicable to Named Executives to enable compensation attributable to awards under the 2004 Plan to be "performance-based" in accordance with applicable Treasury regulations issued under Section 162(m) of the Code. Compensation attributable to stock options with an exercise price not less than the fair market value of the Company's common stock on the grant date will qualify as performance-based compensation if the composition of the Stock Option Committee satisfies the Internal Revenue Service's requirement for outside directors.

Stock Price

           On May 17, 2004, the best bid and asked prices of the common stock were $0.41 and $0.51.

Vote Required for Approval

           The Board of Directors will offer the following resolution at the Annual Meeting:

RESOLVED, that 2004 Stock Option Plan is hereby approved.

           Stockholder approval of the 2004 Plan is required pursuant to the Internal Revenue Code (as it relates to incentive stock options and to Section 162(m)). Approval of the 2004 Plan will require the affirmative vote of the holders of a majority of the votes cast on this issue. There are no rights of appraisal or dissenter's rights as a result of a vote on this issue.

           THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 2 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

PROPOSAL NO. 3

RATIFICATION OF SELECTION OF AUDITORS

           The firm of BDO Seidman, LLP audited our financial statements for each of the fiscal years ended June 29, 1990 through June 29, 2002 and the transition period which ended December 28, 2002 and the Board of Directors had selected such firm to audit the financial statements of the Company for the year ending January 3, 2004. As previously reported in a Form 8-K dated December 10, 2003 (as amended) on December 10, 2003 we retained the services of Grant Thornton LLP as our independent auditors to audit the financial statements of the Company for the year ending January 3, 2004 and dismissed BDO Seidman LLP as our independent auditors. This engagement and dismissal was approved by our Board of Directors on the recommendation of its Audit Committee. During our two most recent fiscal years and any subsequent interim period to December 10, 2003, we did not consult with Grant Thornton regarding any matters noted in Items 304(a)(2)(i) and (ii) of Regulation S-K.

           There have been no "disagreements" within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or any events of the type listed in Item 304(a)(1)(v)(A) through (D) of Regulation S-K, involving BDO Seidman that occurred within our two most recent fiscal years and the interim period to December 10, 2003. BDO Seidman‘s reports on our financial statements for the past two years did not contain any adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

           We provided BDO Seidman with a copy of the disclosures made pursuant to the Form 8-K (which disclosures are consistent with the disclosures noted above) and BDO Seidman furnished the Company with a letter addressed to the Commission stating that it agrees with the statements made by the Company in the Form 8-K filing, a copy of which was filed as an exhibit to the Form 8-K.

           Accordingly, the Board of Directors will offer the following resolution at the Annual Meeting:

RESOLVED, that the appointment by the Board of Directors of Grant Thornton, LLP, independent public accountants, to audit the financial statements of the Company for the year ending January 1, 2005 is hereby ratified and approved.

           It is anticipated that a member of Grant Thornton, LLP will be present at the Annual Meeting to respond to appropriate questions and will have the opportunity, if he desires, to make a statement.

Fees Billed to the Company by BDO Seidman LLP and Grant Thornton LLP for Services During the Last Two Fiscal Years

           The fees billed by BDO Seidman LLP, our prior independent auditors, in fiscal 2003, fiscal 2002 and transition 2002, and by Grant Thornton LLP, our current independent auditors, in fiscal 2003, were as follows:

                        Fiscal  2003    Fiscal 2003    Transition 2002    Fiscal 2002
                        ------------    -----------    ---------------    -----------
                            (GT)           (BDO)            (BDO)            (BDO)

Audit Fees                $140,000        $36,000         $158,000         $147,000
Audit-Related Fees            -            30,000            5,000           26,000
Tax Fees                      -             6,000           24,000           22,000
All Other Fees                -              -                -                -
                          --------        -------         --------         --------
         Total            $140,000        $72,000         $187,000         $195,000

           Audit fees included professional fees for the audit of our annual financial statements and review of financial statements included in our Forms 10-Q or services normally provided in connection with statutory and regulatory filings and statements. Audit-Related Fees included professional fees for assurance or related services that are reasonably related to the audit or review of our financials and are not reported under Audit Fees. Theses services consisted of attendance at stockholders meetings, assistance in preparation of a Form S-1 for a rights offering and review of potential acquisition targets. Tax Fees included fees for tax return preparation, tax compliance, tax advice and tax planning.

           The Audit Committee is responsible for approving every engagement of the outside auditors to perform audit or non-audit services on behalf of the Company or any of its subsidiaries before such auditors are engaged to provide those services. The Audit Committee of the Board of Directors has reviewed all the services provided to us by BDO Seidman and believes that the non-audit/review services that it has provided are compatible with maintaining the auditor's independence.

           Stockholder ratification of the selection of Grant Thornton as the Company's independent public accountants is not required by the Company's By-Laws or other applicable legal requirement. However, the selection of Grant Thornton is being submitted to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee at its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

           The affirmative vote of at least a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting is necessary for approval of Proposal No. 3. Under Delaware law, there are no rights of appraisal or dissenter's rights which arise as a result of a vote to ratify the selection of auditors.

           THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 3 TO BE IN OUR BEST INTERESTS AND THE BEST INTEREST OF OUR STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

Report of the Audit Committee *

*	This section shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed "soliciting material" or filed under such Acts.

           Management is responsible for the preparation, presentation and integrity of the Company's financial statements and the integrity of the Company's accounting and financial reporting process, including its system of internal controls, the audit process and the process for monitoring compliance with laws and regulations and the Company's policies. The Company's independent certified public accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuance of a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes and report its findings to the Board of Directors.

           The Committee has reviewed and discussed the consolidated financial statements of the Company for the period ended January 3, 2004 with representatives of management, who represented that the Company's consolidated financial statements for period ended January 3, 2004 were prepared in accordance with generally accepted accounting principles. It has also discussed with Grant Thornton, LLP, the Company's independent auditors, those matters required to be reviewed pursuant to Statement of Accounting Standards No. 61 ("Communication with Audit Committees" as modified or supplemented). The Committee has also received from Grant Thornton, LLP written independence disclosures and the letter required by Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees" as modified or supplemented) and has had a discussion with them regarding the auditor's independence.

           Based on the review and the discussions with management and the independent accountants, the Audit Committee recommended to the Board of Directors that the financial statements of the Company for the year ended January 3, 2004 be included in the Company's Annual Report on Form 10-K for filing with the SEC.

AUDIT COMMITTEE Ray W. Cheesman Steve Jacoff

STOCKHOLDERS' PROPOSALS

           It is anticipated that our 2005 Annual Meeting of Stockholders will be held in June 2005. Stockholders who seek to present proposals at our Annual Meeting of Stockholders must submit their proposals to our Secretary on or before February 15, 2005.

GENERAL

           We do not intend to hire a proxy solicitor. In addition to the use of mails, proxies may be solicited by personal interview, telephone and telegraph, by directors, officers and regular employees of the Company, without special compensation. We expect to reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of our common stock.

           Unless contrary instructions are indicated on the proxy, all shares of common stock represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR Proposals No. 2 and 3 and FOR the election of all directors nominated.

           The Board of Directors knows of no business other than that set forth above to be transacted at the meeting, but if other matters requiring a vote of the stockholders arise, the persons designated as proxies will vote the shares of common stock represented by the proxies in accordance with their judgment on such matters. If a stockholder specifies a different choice on the proxy, his or her shares of common stock will be voted in accordance with the specification so made.

           It is important that proxies be returned promptly. We urge you to fill in, sign and return the accompanying form of proxy in the prepaid envelope provided, no matter how large or small your holdings may be.

           We undertake to provide without charge to each person who has been sent a copy of this proxy statement, a copy of our annual report on Form 10-K for the period ended January 3, 2004. Such a written request is to be directed to Secretary, Pharmaceutical Formulations, Inc., 460 Plainfield Avenue, P.O. Box 1904, Edison, New Jersey 08818.

By Order of the Board of Directors, Dolores Scotto, Secretary

Edison, New Jersey
May 21, 2004

ANNEX I

ADOPTED: 5/20/04

AUDIT COMMITTEE CHARTER

The primary purpose of the Audit Committee is to assist the Board of Directors of Pharmaceutical Formulations, Inc. (the “Company”) in fulfilling its responsibility of monitoring:

•	The Company’s accounting and financial reporting principles and policies.

•	The Company’s financial statements and the independent audit thereof.

•	The qualifications, independence ad performance of the Company’s independent auditor.

•	The Company’s internal audit controls and procedures.

Composition

The Audit Committee shall be comprised of at least two directors. All of the members of the Audit Committee shall be directors who are able to read and understand fundamental financial statements. In addition, at least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in account, or any other comparable experience or background that results in financial sophistication, and which qualifies them as an “audit committee financial expert” as defined by the SEC.

Meetings and Other Matters

The Audit Committee shall:

•	Meet with management four times annually (more frequently if circumstances dictate) to discuss the annual audited financial statements and quarterly financial results.

•	Meet separately with the independent auditor to discuss any matters that the Audit Committee deems necessary.

•	Be permitted to request any officer or employee of the Company, the Company’s outside counsel or independent auditor to attend a meeting of the Audit Committee.

•	Be permitted to conduct its meeting by means of a conference call or similar communications equipment.

•	The Audit Committee shall have the sole authority to appoint or replace the Company’s independent auditor. The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor for the purpose of preparing or issuing an audit report or related work, including the resolution of any disagreements between management and the independent auditor regarding financial reporting. The independent auditor is ultimately accountable to, and shall report directly to, the Audit Committee. The Company shall provide appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report.

•	The Audit Committee shall maintain a policy pursuant to which it reviews and re-approves audit services (including the fees and terms thereof) to be provided to the Company by the independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to the completion of the audit.

•	The Audit Committee shall prepare the report of the Audit Committee required by the SEC to be included in the company’s annual proxy statement.

•	The Audit Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.

•	The Audit Committee shall report its activities to the full Board of Directors on a regular basis and make such recommendations with respect to the matters addressed in this Charter and other matters, as the Audit Committee may deem necessary or appropriate.

•	The Audit Committee shall perform such other functions as assigned by law, the Company’s Articles of Incorporation or Bylaws, or the Board.

Financial Statement and Disclosure Matters

The Audit Committee, to the extent it deems necessary or appropriate, shall:

•	Review the annual audited financial statements with the independent auditor and with Company management and discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No.61, as amended by Statement on Auditing Standards No. 90, relating to the conduct of the audit.

•	Advise management and the independent auditor that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices.

•	Consider any reports or communications (and management’s responses thereto) submitted to the Audit Committee by the independent auditor.

•	Review any disclosures made to the Audit Committee by the Company’s CEO and CFO during the certification process for Form 10-K and 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any corrective actions taken, and any fraud involving management or other employees who have a significant role in the company’s internal controls.

•	Review the form of opinion the independent auditor proposes to render to the Board of Directors and stockholders and recommend to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K.

•	Inquire of management and the independent auditor regarding significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

•	Review significant changes to the Company’s auditing and accounting principles, policies, controls, procedures and practices proposed or contemplated by the independent auditor or management.

•	Obtain from the independent auditor assurance that the audit was conducted in a manner consistent with Section 10A(b) of the Exchange Act, which sets forth certain procedures to be followed in any audit of financial statements required under the Exchange Act.

•	Review with the Company’s legal counsel any significant legal or regulatory matters and compliance policies that may have a material effect on the financial statements, including material notices to or inquiries received from government agencies.

The Company’s Relationship with its Independent Auditor

The Audit Committee, to the extent it deems necessary or appropriate, shall:

•	Require that the independent auditor annually prepare and deliver a statement (consistent with Independence Standards Board Standard No.1) as to their independence and take appropriate action if the independence of the outside auditor is in question.

•	At least annually, evaluate and report to the Board regarding the Audit Committee’s assessment of the independent auditor’s qualifications, performance (including the lead partner) and independence, taking into account the opinions of management and the internal auditors and considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit service is compatible with maintaining the auditor’s independence.

•	Monitor the regular rotation of the audit partner as required by law.

•	Set clear policies compliant with applicable laws or regulations for hiring employees or former employees of the independent auditor.

Procedures for Complaints

The Audit Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by the Company’s employees of concerns regarding questionable accounting or auditing matters.

Resources and Authority of the Audit Committee

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage independent auditors for special audits, reviews and other procedures and to retain independent counsel and other advisors. The Company shall provide appropriate funding, as determined by the Audit Committee, for payment of compensation to any advisors employed by the Audit Committee.

Limitations of the Role of the Audit Committee

The Audit Committee has the authority and responsibilities described in the Charter. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements; maintenance of appropriate accounting and financial reporting principles and policies; and maintenance of internal controls and procedures Designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditor is responsible for planning and carrying out proper audits and reviews. Each member of the Audit Committee shall be entitled to rely on: (i) the integrity of those persons and organizations within the Company and outside the Company that it receives information from; and (ii) the accuracy of information provided to the Audit Committee by such persons or organizations (absent actual knowledge to the contrary).

ANNEX II

Approved by Board: May 20, 2004
Approved by Stockholders: _______

PHARMACEUTICAL FORMULATIONS, INC.
2004 STOCK OPTION PLAN

           1. Purpose. The purpose of this Stock Option Plan is to advance the interests of the Corporation by encouraging and enabling the acquisition of a larger personal proprietary interest in the Corporation by directors, employees and consultants of the Corporation and its Subsidiaries upon whose judgment and keen interest the Corporation is largely dependent for the successful conduct of its operations. It is anticipated that the acquisition of such proprietary interest in the Corporation will stimulate the efforts of such directors, employees and consultants on behalf of the Corporation and its Subsidiaries and strengthen their desire to remain with the Corporation and its Subsidiaries. It is also expected that the opportunity to acquire such a proprietary interest will enable the Corporation and its Subsidiaries to attract desirable personnel, directors and consultants.

           2. Definitions. When used in this Plan, unless the context otherwise requires:

a) "Board of Directors" shall mean the Board of Directors of the Corporation, as constituted at any time.

b) "Chairman of the Board" shall mean the person who at the time shall be Chairman of the Board of Directors.

c) "Committee" shall mean the Committee hereinafter described in Section 3.

d) "Corporation" shall mean Pharmaceutical Formulations, Inc..

e) "Fair Market Value" on a specified date shall mean (a) the closing price at which one Share was traded on the stock exchange, if any, on which Shares are primarily listed on that date (but if no Shares were traded on such date, then on the last previous date on which a Share was so traded), (b) the last sale price in an over-the-counter market, if any, on which Shares are quoted and such information is available from The Nasdaq Stock Market, Inc., OTC Bulletin Board, Pink Sheets or other comparable information source (but if no last sale price is available on such date, then on the last previous date for which such information is available if reasonably current), or (c) the value of a Share as established by the Committee for that date using a valuation method that results in a reasonable estimate of fair value if the Shares are not listed on an exchange or quoted on an over-the-counter market or reasonably current sale information is not available.

f) "Options" shall mean the stock options granted pursuant to this Plan.

g) "Plan" shall mean this Pharmaceutical Formulations, Inc. 2004 Stock Option Plan, as adopted by the Board of Directors on 20, 2004, as such Plan from time to time may be amended.

h) "Share" shall mean a common share of the Corporation.

i) "Subsidiary" shall mean any corporation 50% or more of whose stock having general voting power is owned by the Corporation, or by another Subsidiary as herein defined, of the Corporation.

           3. Committee. The Plan shall be administered by a Committee which shall consist of two or more directors of the Corporation, each of whom shall be a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and an "outside director" within the meaning of Section 162 (m) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), to the extent that such persons are available to serve (and at any time when there are not at least two of such persons, the Board of Directors shall function as the Committee). The members of the Committee shall be selected by the Board of Directors. Any member of the Committee may resign by giving written notice thereof to the Board of Directors, and any member of the Committee may be removed at any time, with or without cause, by the Board of Directors. If, for any reason, a member of the Committee shall cease to serve, the vacancy shall be filled by the Board of Directors. The Committee shall establish such rules and procedures as are necessary or advisable to administer the Plan.

           4. Participants. The class of persons who are potential recipients of Options granted under this Plan consist of the (i) employees of the Corporation or a Subsidiary, as determined by the Committee in its sole discretion; (ii) directors of the Corporation or a Subsidiary who are not also employees of the Corporation or a Subsidiary, as determined by the Board of Directors in its sole discretion and (iii) consultants to the Corporation or a Subsidiary, as determined by the Committee or the Board of Directors in its sole discretion. Notwithstanding any other provision of the Plan to the contrary, all determinations with respect to any Option granted to a director of the Corporation or a Subsidiary who is not also an employee of the Corporation or a Subsidiary shall be made by the Board of Directors, and with respect to any such Option all references in the Plan to the Committee shall be deemed to refer to the Board of Directors.

           5. Shares. Subject to the provisions of Section 14, the aggregate number of Shares which may be the subject of Options granted under this Plan shall be 5,000,000 Shares, which may be either Shares held in treasury or authorized but unissued Shares. The maximum number of Shares which may be the subject of Options granted to any individual during any calendar year shall not exceed 300,000 Shares. If the Shares that would be issued or transferred pursuant to any Option are not issued or transferred and cease to be issuable or transferable for any reason, the number of Shares subject to such Option will no longer be charged against the limitation provided for herein and may again be made subject to Options; provided, however, that with respect to any Option granted to any person who is a "covered employee" as defined in Section 162(m) of the Code and the regulations promulgated thereunder that is canceled or repriced, the number of Shares subject to such Option shall continue to count against the maximum number of Shares which may be the subject of Options granted to such person and such maximum number of Shares shall be determined in accordance with Section 162(m) of the Code and the regulations promulgated thereunder.

           6. Grant of Options. The number of Options to be granted to any individual shall be determined by the Committee in its sole discretion. The Committee may condition the grant of any Option on the surrender of any option under this or any other plan.

           At the time an Option is granted, the Committee may, in its sole discretion, designate whether such Option (a) is to be considered as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code (provided that it meets the requirements of such section), or (b) is not to be treated as an incentive stock option for purposes of this Plan and the Internal Revenue Code. No Option which is intended to qualify as an incentive stock option shall be granted under this Plan to any individual who, at the time of such grant, is not an employee of the Corporation or a Subsidiary.

           Notwithstanding any other provision of this Plan to the contrary, to the extent that the aggregate Fair Market Value (determined as of the date an Option is granted) of the Shares with respect to which Options which are designated as incentive stock options, and any other incentive stock options, granted to an employee (under this Plan, or any other incentive stock option plan maintained by the Corporation or any Subsidiary that meets the requirements of Section 422 of the Internal Revenue Code) first become exercisable in any calendar year exceeds $100,000, such Options shall be treated as Options which are not incentive stock options. Options with respect to which no designation is made by the Committee shall be deemed to be incentive stock options to the extent that the $100,000 limitation described in the preceding sentence and any other requirement of Section 422 of the Internal Revenue Code is met. This paragraph shall be applied by taking options into account in the order in which they are granted.

           To qualify as an incentive stock option, the Internal Revenue Code imposes certain additional limitations, including limitations on disposition of Shares and on the period of time after termination of employment in which the option may be exercised; if the grant when made does not satisfy such conditions, the grant is later amended inconsistent with these standards or action taken by the Option holder is inconsistent with these standards, such Options may lose incentive stock option treatment.

           If any Option shall expire, be canceled or terminate for any reason without having been exercised in full, the unpurchased Shares subject thereto may again be made subject to Options under the Plan.

           Nothing herein contained shall be construed to prohibit the issuance of Options at different times to the same employee, director or consultant.

           An agreement evidencing the grant of an Option (an "Option Agreement") shall be signed by the Chairman of the Board of Directors or the President or a Vice President of the Corporation, and shall be countersigned by each person to whom an Option is granted. The form of agreement for an Option shall be in the form attached hereto as Exhibit A with respect to an incentive stock option, in the form attached hereto as Exhibit B with respect to a non-qualified stock option granted to an employee or consultant and in the form attached hereto as Exhibit C with respect to a non-qualified stock option granted to a director who is not also an employee.

           7. Price. The price per Share of the Shares to be purchased pursuant to the exercise of any Option shall be determined by the Committee at the time of grant; provided, however, that the purchase price per share of the Shares to be purchased pursuant to the exercise of an Option which is intended to be an incentive stock option shall not be less than the Fair Market Value of a Share on the day on which the Option is granted.

           8. Duration of Options. The duration of any Option granted under this Plan shall be determined by the Committee in its sole discretion at the time of grant; provided, however, that no Option which is intended to be an incentive stock option shall remain in effect for a period of more than ten years from the date upon which the Option is granted.

           9. Ten Percent Shareholders. Notwithstanding any other provision of this Plan to the contrary, no Option which is intended to qualify as an incentive stock option may be granted under this Plan to any employee who, at the time the Option is granted, owns shares possessing more than ten percent of the total combined voting power or value of all classes of stock of the Corporation, unless the exercise price under such Option is at least 110% of the Fair Market Value of a Share on the date such Option is granted and the duration of such Option is no more than five years.

           10. Consideration for Options. The Corporation shall obtain such consideration for the grant of an Option as the Committee in its discretion may request.

           11. Restrictions on Transferability of Options. Options shall not be transferable otherwise than by will or by the laws of descent and distribution or as provided in this Section 11. Notwithstanding the preceding, the Committee may, in its discretion, authorize a transfer of all or a portion of any Option, other than an Option which is intended to qualify as an incentive stock option, by such holders who are or were executive officers of the Corporation (as such officers are determined from time to time by the Board of Directors of the Corporation) or directors of the Corporation to (i) the spouse, children, stepchildren, grandchildren or other family members of the initial holder ("Family Members"), (ii) a trust or trusts for the exclusive benefit of such Family Members or (iii) such other persons or entities which the Committee may permit; provided, however, that subsequent transfers of such Options shall be prohibited except by will or the laws of descent and distribution. Any transfer of such an Option shall be subject to such terms and conditions as the Committee shall approve, including that such Option shall continue to be subject to the terms and conditions of the Option and of the Plan as amended from time to time. The events of termination of employment or service under Section 13 shall continue to be applied with respect to the initial holder, following which a transferred Option shall be exercisable by the transferee only to the extent and for the periods provided pursuant to Section 13. An Option which is intended to qualify as an incentive stock option shall not be transferable otherwise than by will or by the laws of descent and distribution and shall be exercisable during the holder's lifetime only by the holder thereof.

           12. Exercise of Options. An Option, after the grant thereof, shall be exercisable by the holder at such rate and times as may be determined by the Committee. The Committee shall determine the nature and extent of the restrictions, if any, to be imposed on the exercise of the Option and/or on the Shares which may be purchased under each Option.

           Notwithstanding the foregoing, all or any part of any remaining unexercised Option granted to any person may be exercised in the following circumstances (but in no event prior to approval of the Plan by shareholders as provided in Section 18 or after the expiration of the Option): (a) upon the occurrence of such special circumstance or event as in the opinion of the Committee merits special consideration, or (b) if, while the holder is employed by, or serving as a director of or consultant to, the Corporation or a Subsidiary, there occurs a Change in Control. For purposes of this Plan, a "Change in Control" shall be deemed to have occurred if (i) any "person" or group of "persons" (as the term "person" is used in Sections 13(d) and 14(d) of the Exchange Act ("Person"), acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such Person) the beneficial ownership, directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the then outstanding securities of the Corporation; (ii) during any period of twelve months, individuals who at the beginning of such period constitute the Board of Directors, and any new director whose election or nomination was approved by the directors in office who either were directors at the beginning of the period or whose election or nomination was previously so approved, cease for any reason to constitute at least a majority thereof; (iii) a Person acquires beneficial ownership of stock of the Corporation that, together with stock held immediately prior to such acquisition by such Person, possesses more than 50% of the total fair market value or total voting power of the stock ("50% Ownership") of the Corporation, unless the additional stock is acquired by a Person possessing, immediately prior to such acquisition, beneficial ownership of 40% or more of the Common Stock; or (iv) a Person acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such Person) assets from the Corporation that have a total fair market value equal to or more than one-third of the total fair market value of all of the assets of the Corporation immediately prior to such acquisition. Notwithstanding the foregoing, for purposes of clauses (i) and (ii), a Change in Control will not be deemed to have occurred if the power to control (directly or indirectly) the management and policies of the Corporation is not transferred from a Person to another Person; and for purposes of clause (iv), a Change in Control will not be deemed to occur if the assets of the Corporation are transferred: (A) to a shareholder in exchange for his or her stock, (B) to an entity in which the Corporation has (directly or indirectly) 50% Ownership, or (C) to a Person that has (directly or indirectly) at least 50% ownership of the Corporation with respect to its stock outstanding, or to any entity in which such Person possesses (directly or indirectly) 50% Ownership.

           An Option shall be exercised by the delivery of a written notice duly signed by the holder thereof to such effect ("Exercise Notice"), together with full purchase price of the Shares purchased pursuant to the exercise of the Option, to the Chairman of the Board or an officer of the Corporation appointed by the Chairman of the Board for the purpose of receiving the same. Payment of the full purchase price shall be made as follows: in cash or by check payable to the order of the Corporation; by delivery to the Corporation of Shares which shall be valued at their Fair Market Value on the date of exercise of the Option (provided, that a holder may not use any previously owned Shares unless the holder has beneficially owned such Shares for at least six months); or by such other methods as the Committee may permit from time to time.

           Within a reasonable time after the exercise of an Option and receipt of payment of the purchase price (including collection of checks), the Corporation shall cause to be delivered to the person entitled thereto, a certificate for the Shares purchased pursuant to the exercise of the Option. If the Option shall have been exercised with respect to less than all of the Shares subject to the Option, the Corporation shall note in the Corporation's records or on a copy of the Option Agreement the number of Shares with respect to which the Option remains available for exercise.

           13. Termination of Employment or Service. All or any part of any Option, to the extent unexercised, shall terminate immediately (i) in the case of an employee, upon the cessation or termination for any reason of the Option holder's employment by the Corporation and all Subsidiaries, or (ii) in the case of a director of the Corporation or a Subsidiary who is not also an employee of the Corporation or a Subsidiary or in the case of a consultant to the Corporation or a Subsidiary, upon the holder's ceasing to serve as a director of or consultant to (as the case may be) the Corporation or a Subsidiary, except that in either case under clause (i) or (ii) above, the Option holder shall have three months following the cessation of the holder's employment with the Corporation and Subsidiaries or his service as a director of or consultant to the Corporation or a Subsidiary, as the case may be, and no longer, to exercise any unexercised Option that the holder could have exercised on the day on which such employment, or service as a director or consultant, terminated; provided, however, that such exercise must be accomplished prior to the expiration of the term of such Option and provided, further, that if the cessation of employment or service as a director or consultant is due to disability (to an extent and in a manner as shall be determined in each case by the Committee in its sole discretion) or to death, the Option holder or the representative of the Estate or the heirs of a deceased Option holder shall have the privilege of exercising the Options which are then vested and exercisable but unexercised at the time of such disability or death, at any time within one year after the Option holder's disability or death, as the case may be, but prior to the expiration of the term of such Option. Notwithstanding the foregoing or any other provision of the Plan to the contrary, with respect to any Option, the Committee may determine, in its sole discretion, at the time of grant, to permit such Option to be exercised for such period extending beyond the three-month and one-year periods specified above as the Committee deems appropriate, but in no event beyond the expiration of the term of such Option. If the employment or service of any Option holder with the Corporation or a Subsidiary shall be terminated because of the Option holder's violation of the duties of such employment or service with the Corporation or a Subsidiary as such holder may from time to time have, the existence of which violation shall be determined by the Committee in its sole discretion (which determination by the Committee shall be conclusive), all unexercised Options of such Option holder shall terminate immediately upon such termination of the holder's employment or service with the Corporation and all Subsidiaries, and an Option holder whose employment or service with the Corporation and Subsidiaries is so terminated, shall have no right after such termination to exercise any unexercised Option that such holder might have exercised prior to the termination of employment or service with the Corporation and Subsidiaries.

           Nothing contained herein or in the Option agreement shall be construed to confer on any employee, director or consultant any right to be continued in the employ of the Corporation or any Subsidiary or as a director of or consultant to the Corporation or a Subsidiary or derogate from any right of the Corporation and any Subsidiary to request the resignation of or discharge any employee, director or consultant (without or with pay), at any time, with or without cause.

           14. Adjustment of Optioned Shares. If prior to the complete exercise of any Option there shall be declared and paid a stock dividend upon the common stock of the Corporation or if the common stock of the Corporation shall be split up, the Option, to the extent that it has not been exercised, shall entitle the holder thereof upon the future exercise of the Option to such number and kind of securities or other property subject to the terms of the Option to which such holder would have been entitled had such holder actually owned the Shares subject to the unexercised portion of the Option at the time of the occurrence of such stock dividend or split-up; and the aggregate purchase price upon the future exercise of the Option shall be the same as if the originally optioned Shares were being purchased thereunder. Any fractional shares or securities payable upon the exercise of the Option as a result of such adjustment shall be payable in cash based upon the Fair Market Value of such shares or securities at the time of such exercise. If any such event should occur, the number of Shares with respect to which Options remain to be issued, or with respect to which Options may be reissued, shall be adjusted in a similar manner. In the event of a conversion, exchange, reclassification, substitution, recapitalization, merger, consolidation, rights offering, separation, reorganization or liquidation, or any other change in the corporate structure or outstanding Shares, the Committee may make such equitable adjustments to the number of Shares and the class of shares available hereunder or to any outstanding Options as it shall deem appropriate to prevent dilution or enlargement of rights.

           15. Issuance of Shares and Compliance with Securities Act. The Corporation may postpone the issuance and delivery of Shares upon any exercise of an Option until (a) the admission of such Shares to listing on any stock exchange on which Shares of the Corporation of the same class are then listed, and (b) the completion of such registration or other qualification of such Shares under any State or Federal law, rule or regulation as the Corporation shall determine to be necessary or advisable. Any person exercising an Option shall make such representations and furnish such information as may, in the opinion of counsel for the Corporation, be appropriate to permit the Corporation, in the light of the then existence or non-existence with respect to such Shares of an effective Registration Statement under the Securities Act of 1933, as from time to time amended (the "Securities Act"), to issue the Shares in compliance with the provisions of the Securities Act or any comparable act. The Corporation shall have the right, in its sole discretion, to legend any Shares which may be issued pursuant to the exercise of an Option, or may issue stop transfer orders in respect thereof.

           16. Income Tax Withholding. If the Corporation or a Subsidiary shall be required to withhold any amounts by reason of any national, state or local tax rules or regulations in respect of the issuance of Shares pursuant to the exercise of such Option, the Corporation or the Subsidiary shall be entitled to deduct and withhold such amounts from any cash payments to be made to the holder of such Option. In any event, the holder shall make available to the Corporation or Subsidiary, promptly when requested by the Corporation or such Subsidiary, sufficient funds to meet the requirements of such withholding; and the Corporation or Subsidiary shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds made available to the Corporation or Subsidiary out of any funds or property due or to become due to the holder of such Option, including, without limitation, by withholding a portion of the Shares otherwise to be delivered upon such exercise, the Fair Market Value of which is equal to the minimum statutory withholding amount.

           17. Administration and Amendment of the Plan. Except as hereinafter provided, the Board of Directors or the Committee may at any time withdraw or from time to time amend the Plan as it relates to, and the terms and conditions of, any Options not theretofore granted, and the Board of Directors or the Committee, with the consent of the affected holder of an Option, may at any time withdraw or from time to time amend the Plan as it relates to, and the terms and conditions of, any outstanding Option. Notwithstanding the foregoing, any amendment by the Board of Directors or the Committee which would increase the number of Shares issuable under Options granted pursuant to the Plan or to any individual during any calendar year or change the class of persons to whom Options may be granted shall be subject to the approval of the shareholders of the Corporation within one year of such amendment.

           Determinations of the Committee as to any question which may arise with respect to the interpretation of the provisions of the Plan and Options shall be final. The Committee may authorize and establish such rules, regulations and revisions thereof not inconsistent with the provisions of the Plan, as it may deem advisable to make the Plan and Options effective or provide for their administration, and may take such other action with regard to the Plan and Options as it shall deem desirable to effectuate their purpose.

           The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent

           18. No Rights as Shareholder. The Option holder shall have no rights as a shareholder of the Corporation with respect to any Shares subject to an Option prior to the date of issuance to such Option holder of a certificate or certificates for such shares.

           19. No Right to Continued Employment. The Options granted under this Plan shall not confer upon the Option holder any right with respect to continuance of employment by the Corporation or a Subsidiary, nor shall it interfere in any way with the right of the Corporation or a Subsidiaryto terminate the Option holder's employment at any time.

           20. Effective Date. This Plan is conditioned upon its approval by the shareholders of the Corporation on or before April 19, 2005, at any special or annual meeting of the shareholders of the Corporation, except that this Plan is adopted and approved by the Board of Directors effective April 20, 2004, to permit the grant of Options prior to the approval of the Plan by the shareholders of the Corporation as aforesaid. If this Plan is not approved by the shareholders of the Corporation within the time period noted above, this Plan and any Options granted hereunder shall be void and of no force or effect.

           21. Final Issuance Date. No Option shall be granted under the Plan after April 19, 2014.

Exhibit A
Form of Agreement for Incentive Stock Options

OPTION AGREEMENT (No. I-___)
INCENTIVE STOCK OPTION
(Non-Assignable)
To Purchase _____________ Shares of Common Stock of
PHARMACEUTICAL FORMULATIONS, INC.
Issued Pursuant to the Pharmaceutical Formulations, Inc.
2004 Stock Option Plan

                     THIS CERTIFIES that on ________________, 20__, __________________________ (the "Holder") was granted an option ("Option"), to purchase at the Option price of $_________ per share all or any part of _____________ fully paid and non-assessable shares of Common Stock, p.v. $.08 (the "Shares") of Pharmaceutical Formulations, Inc. ("Corporation"), upon and subject to the following terms and conditions.

                     This Option shall expire on _________________, 20__.

                     This Option may be exercised or surrendered during the Holder's lifetime only by the Holder. This Option shall not be transferable by the Holder otherwise than by will or by the laws of descent and distribution.

                     Except as otherwise provided in the Pharmaceutical Formulations, Inc. 2004 Stock Option Plan (the "Plan"), this Option shall be exercisable as follows: [insert vesting schedule1 ; post-termination exercise period .2] In no event, however, may this Option be exercised after the Option's expiration date.

____________________
1 E.g.: "No part of the Option may be exercised until Optionee has remained in the continuous employ of the Corporation, or of a subsidiary of the Corporation as defined in the Plan (a "Subsidiary"), for a period of one year from the date hereof. The Option may be exercised, to the extent otherwise exercisable by its terms, in five equal annual cumulative installments with the first installment occurring on the first anniversary date of the Agreement; provided, however, that no options granted to executive officers, directors and beneficial owners of more than ten percent of any class of the Corporation's equity securities may be exercised in part or in full prior to six months from the date of grant of the Option. Notwithstanding the foregoing, all or any part of any remaining unexercised Option may be exercised in the circumstances as described in the Plan."

2 E.g.: " (1) If the Holder dies while an employee of the Corporation or a Subsidiary, the Holder's Option may be exercised to the extent that the Holder could have done so at the date of his or her death by the person or persons to whom the Holder's rights under the Option pass by will or applicable law, or if no such person has such right, by the Holder's executors or administrators, at any time, or from time to time, within one year after the date of the Holder's death. (2) If the Holder's employment by the Corporation or a Subsidiary shall terminate because of the Holder's permanent disability, the Holder may exercise his or her Option, to the extent that he or she could have done so at the date of termination of employment, at any time, or from time to time, within one year of such determination. (3) If the Holder's employment by the Corporation or a Subsidiary shall terminate for any reason other than death or permanent disability as aforesaid, the Holder may exercise his or her Option, to the extent that he or she could have done so at the date of termination of employment, at any time, or from time to time, within three months of the date of termination of employment. (4) Notwithstanding anything in this Agreement to the contrary, if the Holder's employment is terminated because of the Holder's violation of the duties of such employment by the Corporation or a Subsidiary as such person may from time to time have, the existence of which violation shall be determined by the Committee in its sole discretion (which determination by the Committee shall be conclusive), all unexercised Options of the Holder shall terminate immediately upon such termination of the Holder's employment by the Corporation and all Subsidiaries, and the Holder shall have no right after such termination to exercise any unexercised Option which such employee might have exercised prior to the termination of employment by the Corporation and Subsidiaries."

Note that if, the post-termination exercise period extends beyond the three-month and one-year periods, then also add the following: "In the event the Option is exercised more than three months after the Holder's termination of employment for reasons other than death or disability, or more than one year after the Holder's termination of employment due to the Holder's disability, then the Option, to the extent so exercised, shall be deemed not to be an incentive stock option."

                     The Option and this Option Agreement are issued pursuant to and are subject to all of the terms and conditions of the Plan, the terms and conditions of which are hereby incorporated by reference and a copy of which is attached to this Agreement. A determination of the Committee under the Plan as to any questions which may arise with respect to the interpretation of the provisions of the Option and of the Plan shall be final. The Committee may authorize and establish such rules, regulations and revisions thereof not inconsistent with the provisions of the Plan, as it may deem advisable.

                     WITNESS the signature of the Corporation's duly authorized officer. By countersigning below, the Holder acknowledges the Holder's agreement to be bound by the terms of the Plan and of this Agreement.

Dated: _______________________, 20__.

PHARMACEUTICAL FORMULATIONS, INC. By: _________________________ Name/Title:

Acknowledged and agreed:

                     Holder

Exhibit B
Form of Agreement for Employees' and Consultants' Non-Qualified Options

OPTION AGREEMENT (No. NQ-__)
NON-QUALIFIED STOCK OPTION
To Purchase _____________ Shares of Common Stock of
PHARMACEUTICAL FORMULATIONS, INC.
Issued Pursuant To The Pharmaceutical Formulations, Inc.
2004 Stock Option Plan

                     THIS CERTIFIES that on ________________, 20__, ____________________ (the "Holder") was granted an option ("Option"), which is not an incentive stock option, to purchase at the Option price of $_________ per share all or any part of _____________ fully paid and non-assessable shares of Common Stock, p.v. $.08 (the "Shares"), of Pharmaceutical Formulations, Inc. ("Corporation"), upon and subject to the following terms and conditions.

                     This Option shall expire on _________________, 20__.

                     This Option shall not be transferable by the Holder otherwise than by will or by the laws of descent and distribution or as provided pursuant to the Pharmaceutical Formulations, Inc. 2004 Stock Option Plan (the "Plan").

                     Except as otherwise provided in the Plan, this Option shall be exercisable as follows: [insert vesting scheduleand post-termination exercise period ].3 In no event, however, may this Option be exercised after the Option's expiration date.

3	See footnotes to Exhibit A – EXCEPT THAT REFERENCES TO "EMPLOYMENT" SHOULD REFER TO EMPLOYMENT OR SERVICES.

                     The Option and this Option Agreement are issued pursuant to and are subject to all of the terms and conditions of the Plan, the terms and conditions of which are hereby incorporated by reference and a copy of which is attached to this agreement. A determination of the Committee under the Plan as to any questions which may arise with respect to the interpretation of the provisions of the Option and of the Plan shall be final. The Committee may authorize and establish such rules, regulations and revisions thereof not inconsistent with the provisions of the Plan, as it may deem advisable.

                     WITNESS the signature of the Corporation's duly authorized officer. By countersigning below, the Holder acknowledges the Holder's agreement to be bound by the terms and conditions of the Plan and of this Agreement.

Dated: _______________________, 20__.

PHARMACEUTICAL FORMULATIONS, INC. By: _________________________ Name/Title::

Acknowledged and agreed:

                     Holder

Exhibit C
Form of Agreement for Non-Employee Directors' Options

OPTION AGREEMENT (No. NQ-__)
NON-QUALIFIED STOCK OPTION
To Purchase _____________ Shares of Common Stock of
PHARMACEUTICAL FORMULATIONS, INC.
Issued Pursuant to the Pharmaceutical Formulations, Inc.
2004 Stock Option Plan

                     THIS CERTIFIES that on ________________, 20__, _____________________ (the "Holder") was granted an option ("Option"), which is not an incentive stock option, to purchase at the Option price of $_________ per share all or any part of _____________ fully paid and non-assessable shares of Common Stock, p.v. $.08 (the "Shares"), of Pharmaceutical Formulations, Inc. ("Corporation"), upon and subject to the following terms and conditions.

                     This Option shall expire on _________________, 20__.

                     This Option shall not be transferable by the Holder otherwise than by will or by the laws of descent and distribution or as provided pursuant to the Pharmaceutical Formulations, Inc. 2004 Stock Option Plan (the "Plan").

                     Except as otherwise provided in the Plan, this Option shall be exercisable as follows: [insert vesting schedule; also insert post-termination exercise period ].4 In no event, however, may this Option be exercised after the Option's expiration date.

4	See footnotes to Exhibit A - EXCEPT THAT REFERENCES TO EMPLOYMENT SHOULD REFER TO SERVICE.

                     The Option and this Option Agreement are issued pursuant to and are subject to all of the terms and conditions of the Plan, the terms and conditions of which are hereby incorporated by reference and a copy of which is attached to this Agreement. A determination of the Board of Directors of the Corporation as to any questions which may arise with respect to the interpretation of the provisions of the Option and of the Plan shall be final. The Board of Directors of the Corporation may authorize and establish such rules, regulations and revisions thereof not inconsistent with the provisions of the Plan, as it may deem advisable.

                     WITNESS the signature of the Corporation's duly authorized officer. By countersigning below, the Holder acknowledges the Holder's agreement to be bound by the terms and conditions of the Plan and of this Agreement.

Dated: _______________________, 20__.

PHARMACEUTICAL FORMULATIONS, INC. By: _________________________ Name/Title:

Acknowledged and agreed:

                     Holder

PHARMACEUTICAL FORMULATIONS, INC.
Proxy for Annual Meeting of Stockholders, June 16, 2004
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

           The undersigned hereby appoint A. Ernest Toth Jr. and Dolores Scotto, as Proxies, each with full power to appoint his or her substitute, and hereby authorize them to appear and vote, as designated below, all shares of Common Stock of Pharmaceutical Formulations, Inc. held of record by the undersigned on May 14, 2004 at the Annual Meeting of Stockholders to be held on June 16, 2004 and any adjournments thereof.

The undersigned hereby directs this Proxy to be voted:

1.	Election of directors;
|_| FOR the election of directors of all nominees (listed below (except as marked to the contrary below)	or	|_| WITHHOLD AUTHORITY to vote for all nominees listed below

BALRAM ADVANI   FRANK X. BUHLER   RAY W. CHEESMAN   JAMES C. INGRAM
STEVE JACOFF   JOHN L. ORAM   MICHAEL A. ZEHER
(INSTRUCTION: To withhold authority to vote for any of the above-listed nominees, strike a line through that nominee's name)

2.	Proposal to approve the 2004 Stock Option Plan

|_| FOR	|_| AGAINST	|_| ABSTAIN

3.	Proposal to approve the appointment of GRANT THORNTON LLP as independent auditors for the Company for the year ending January 1, 2005.

|_| FOR	|_| AGAINST	|_| ABSTAIN

4.	In their discretion, the named proxies may vote on such other business as may properly come before the Annual Meeting, or any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE STOCKHOLDER’S SPECIFICATIONS ABOVE. THE PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS TO THE UNDERSIGNED.

NOTE: Please mark, date and sign and return this proxy promptly using the enclosed envelope. When shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title. If a corporation or partnership, please sign in corporate or partnership name by an authorized person.

Date:                                                       , 2004

                                Signature of stockholder

Signature if held jointly

Please mark, sign, date and return this proxy ca rd promptly using the enclosed envelope.